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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 6, 1999




                               TEXAS UTILITIES COMPANY
                                  DOING BUSINESS AS
                                       TXU CORP

                (Exact name of registrant as specified in its charter)



            TEXAS                      1-12833                  75-2669310

  (State or other jurisdiction       (Commission             (I.R.S. Employer
       of incorporation)             File Number)             Identification
                                                                    No.)



              ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS  75201-3411
             (Address of principal executive offices, including zip code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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          Item 4 - Change in Certifying Accountant of TXU Eastern Holdings
                   -------------------------------------------------------
                   Limited
                   -------

                    On August 6, 1999, based upon the recommendation of its Audit Committee, the Board of Directors of TXU Eastern Holdings Limited (TXU Eastern) voted to appoint Deloitte & Touche as the principal accountants for TXU Eastern and its subsidiaries for the year ending December 31, 1999. TXU Eastern chose not to continue the engagement of PricewaterhouseCoopers, its present principal accountants. TXU Eastern is an indirect wholly-owned subsidiary of Texas Utilities Company, doing business as TXU Corp (TXU Corp). Deloitte & Touche LLP have been the principal accountants for TXU Corp and its predecessors since 1945. The decision by TXU Eastern to change principal accountants was made in order to align the principal accountants of TXU Eastern with those of TXU Corp.

                    No report of PricewaterhouseCoopers on TXU Eastern's financial statements, including for the period from formation (February 5, 1998) through December 31, 1998, contained any adverse opinion or disclaimer of opinion, nor was any report qualified in any manner.

                    During the period from formation through December 31, 1998 and the period from January 1, 1999 to August 6, 1999, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. During this period, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                    TXU Eastern has requested and received from PricewaterhouseCoopers a letter dated August 9, 1999 addressed to the Securities and Exchange Commission stating that it agrees with the above statements for the period from formation through December 31, 1998 and the period from January 1, 1999 to August 6, 1999. A copy of the PricewaterhouseCoopers letter is attached as an exhibit to this report.

                    On August 6, 1999, TXU Eastern engaged Deloitte & Touche as its principal accountants to audit the financial statements for the year ending December 31, 1999. TXU Eastern has not consulted Deloitte & Touche regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. TXU Corp had routine discussions with its principal accountants Deloitte & Touche LLP concerning the application of accounting principles and other matters primarily relating to the application of purchase accounting to the consolidated financial statements of TXU Corp. TXU Corp and Deloitte & Touche LLP do not believe that these discussions constitute consultations within the context of Item 304(a)(2) of Regulation S-K.


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          Item 7 - Financial Statements, Pro Forma Financial Information
                   -----------------------------------------------------
                   and Exhibits
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          (c)  Exhibits

               Exhibit No.                   Description
               -----------                   -----------

               16.1                          Letter of
                                             PricewaterhouseCoopers
                                             regarding Change in Certifying
                                             Accountants




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                                      SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TEXAS UTILITIES COMPANY,
                                        doing business as TXU CORP




                                        By:  /s/ Jerry W. Pinkerton
                                           -------------------------------
                                        Name: Jerry W. Pinkerton
                                        Title: Controller



          Date:  August 12, 1999



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                                    EXHIBIT INDEX


               Number                   Description
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               16.1                     Letter of PricewaterhouseCoopers
                                        regarding Change in Certifying
                                        Accountants





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